SUBLEASE AGREEMENT



                                     BETWEEN



                             PLM INTERNATIONAL, INC.



                                       AND



                     ARNELLE, HASTIE, McGEE, WILLIS & GREENE

                               SUBLEASE AGREEMENT

         THIS SUBLEASE AGREEMENT ("Sublease") is dated for reference purposes only as of the 1st day of August, 1996 by and between PLM INTERNATIONAL, INC., a Delaware corporation, (hereinafter referred to as "Sublandlord") and ARNELLE, HASTIE, McGEE, WILLIS & GREENE, a California general partnership (hereinafter referred to as "Subtenant").

                              W I T N E S S E T H:

         WHEREAS, ONE MARKET PLAZA, a joint venture, predecessor-in-interest of ZML-ONE MARKET LIMITED PARTNERSHIP, as landlord ("Landlord"), and Sublandlord, as tenant, entered into that certain Lease Agreement dated November 28, 1990 ("Original Lease"), as modified pursuant to that certain First Amendment to Office Lease dated January 14, 1992 ("First Amendment"), that certain Second Amendment to Office Lease dated January 14, 1992 ("Second Amendment"), that certain Third Amendment to Office Lease dated January 14, 1992 ("Third Amendment"), and that certain Fourth Amendment effective December 28, 1994 ("Fourth Amendment")(the Original Lease, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are collectively hereinafter referred to as "Master Lease") whereby Landlord leased to Tenant the entire seventh, eighth and ninth floors of Steuart Street Tower ("Master Premises") of the building commonly know as One Market Plaza, located in the City and County of San Francisco, State of California (the "Building"), as more particularly described in the Master Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A copy of the Master Lease is attached hereto as Exhibit "A" and made a part hereof.

         WHEREAS, Sublandlord and Subtenant are desirous of entering into a sublease of the entire ninth floor ("Sublease Premises") on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

                   Demise. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and subleases from Sublandlord the Sublease Premises, which the parties hereto stipulate to contain 15,376 rentable square feet ("RSF"), upon and subject to the terms, covenants and conditions hereinafter set forth.

                   Lease Term. The term of this Sublease ("Term") shall commence on December 1, 1996 (hereinafter referred to as the "Sublease Commencement Date") and ending, unless sooner terminated as provided herein, on May 31, 2001 (hereinafter referred to as the "Sublease Expiration Date").

                   Use.

                            The Premises shall be used and occupied by Subtenant
solely for the uses permitted under and in compliance with Article 5 of the Original Lease and for no other purpose.

                            In the use and  occupation of the Sublease  Premises
and the conduct of its business thereon, Subtenant, at its sole cost and expense, shall be responsible for obtaining and keeping in effect any license and permits required in connection with Subtenant's use of the Sublease Premises and shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Sublease Premises or the owners, tenants or occupants thereof, including, without limitation, all provisions of Title 24 of the California Code of Regulations and of the Americans with Disabilities Act of 1990 (collectively, the "ADA"). Notwithstanding any other provision herein, in no event shall Sublandlord be obligated to incur any cost or expense whatsoever to effect any such compliance.

                   Subrental

                            Base   Rental.    Beginning    with   the   Sublease
Commencement Date and thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, Subtenant shall pay to Sublandlord for this subletting the following base rent (the "Base Rental"):

                             Months 1-12:   $28.00 per RSF, full service gross;

                             Months 13-24:  $29.00 per RSF, full service gross;

                             Months 25-36:  $30.00 per RSF, full service gross;

                             Months 37-54:  $32.00 per RSF, full service gross.

         Base Rental and any additional rent payable hereunder shall hereinafter be collectively referred to as "Rent."

                            Prorations. If the Sublease Commencement Date is not
the first (1st) day of the month, or if the Sublease Expiration Date is not the last day of a month, a prorated installment of monthly Base Rental shall be paid for the fractional month during which the Term commenced or terminated.

                            Escalation  Rent.  Commencing with the calendar year
subsequent to expiration of the calendar year 1997 ("Base Year") and each calendar year thereafter during the Term of this Sublease, Subtenant shall pay to Sublandlord, as additional rent for this subletting, an amount equal to Subtenant's pro rata share of the excess of Operating Expenses and Property Taxes (as set forth in Article 4 of the Original Lease) for the Master Premises over the total dollar amount of Operating Expenses and Property Taxes for the Master Premises incurred by Sublandlord during the Base Year pursuant to the terms and conditions of the Master Lease. Subtenant's pro rata share is the percentage which reflects the ratio of the RSF of the Sublease Premises to the RSF of the Master Premises. Subtenant's pro rata share as of the Sublease Commencement Date is 33.52%.

                            Payment of Rent.  Except as  otherwise  specifically
provided in this Sublease, Rent shall be payable in lawful money without demand, and without offset, counterclaim, or setoff in monthly installments, in advance, on the first day of each and every month during the Term of this Sublease. All of said Rent is to be paid to Sublandlord at its office at the address set forth in Section 13 herein, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant. Any additional rent payable on account of items which are not payable monthly by Sublandlord to Landlord under the Master Lease is to be paid to Sublandlord as and when such items are payable by Sublandlord to Landlord under the Master Lease unless a different time for payment is elsewhere stated herein. Upon written request therefore, Sublandlord agrees to provide Subtenant with copies of any statements or invoices received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

                   Advance Rent. Concurrently with the execution of the Sublease, Subtenant shall pay to Sublandlord the sum of Thirty-Five Thousand Eight Hundred Seventy-Seven and 33/100 Dollars ($35,877.33) ("Advance Rent"), which Advance Rent shall be applied by Sublandlord toward the Base Rental for month one (1) of the Term of the Sublease due and payable by Subtenant pursuant to the provisions of Section 4(a).

                   Security Deposit. In addition to the foregoing Advance Rent and also concurrently with the execution of the Sublease, Subtenant shall deliver to Sublandlord the original copy of a clean, irrevocable and unconditional letter of credit in the form attached hereto as Exhibit B (the "Letter of Credit") issued by a financial institution, and subject only to terms reasonably acceptable to Sublandlord. The Letter of Credit shall be in the amount of Thirty-Eight Thousand Four Hundred Forty Dollars ($38,440.00) (the "Deposit"), which Deposit shall be held by Sublandlord as security for the full and faithful performance of Subtenant's covenants and obligations under this Sublease. The Letter of Credit shall provide for its payment to Sublandlord upon its presentation of a statement from Sublandlord that an event of default by Subtenant exists hereunder. Upon the failure of Subtenant to deliver a replacement letter of credit (or an extension of the existing Letter of Credit) on or before thirty (30) days prior to any maturity date of any such Letter of Credit, Sublandlord may draw upon the same and thereafter treat such cash as a portion of the Deposit. The Deposit shall secure Subtenant's obligations under this Sublease to pay Rent and other monetary amounts, to maintain the Sublease Premises and repair damages thereto, to surrender the Sublease Premises to Sublandlord upon the termination of this Sublease in as good order, condition and repair as they shall be upon the Sublease Commencement Date, except for reasonable wear and tear and damage or destruction caused by the elements or casualty not required to be insured against by Subtenant, and to discharge Subtenant's other obligations hereunder. Sublandlord may use and commingle the Deposit with other funds of Sublandlord. If an event of default by Subtenant exists under the terms of this Sublease, Sublandlord may, but without any obligation to do so, apply all or any portion of the Deposit towards fulfillment of Subtenant's unperformed obligations. If Sublandlord does so apply any portion of the Deposit, Subtenant's failure to remit to Sublandlord cash or a replacement Letter of Credit to restore the Deposit to the original amount within five (5) days after receipt of Sublandlord's written demand to do so shall constitute an event of default hereunder.

                   Signage. To the extent permitted under the Master Lease, and subject to Landlord's approval, Subtenant may install, at its sole cost and expense, appropriate signage upon the entry door to the Sublease Premises identifying Subtenant. Furthermore, to the extent permitted under the Master Lease or otherwise permitted by Landlord, Subtenant shall be allowed spaces on the Building directory in the lobby of the Building.

                   Incorporation of Terms of Master Lease.

                            This  Sublease  is subject  and  subordinate  to the
Master Lease. Subject to the modifications as set forth in this Sublease, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were the Landlord and Tenant, respectively, under the Master Lease) constitute the terms of this Sublease expect to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.

                            For the purposes of incorporation  herein, the terms
of the Master Lease are deleted or modified as follows:

                                     Delete  in  its  entirety   the   following
         paragraphs of and exhibits to the Addendum to Original Lease: 2 (Term; Condition of Premises), 3 (Rental), 25 (Sublease Shortfall), 26 (Relocation Allowance), 27 (Storage Space), 28 (Parking), 29 (Option to Expand), 30 (Right of First Refusal), Exhibit A (Floor Plans), and Exhibit C (Work Letter: Initial Improvement of Premises).

                                     Delete   in  their   entirety   the   First
         Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

                                     In  all  provisions  of  the  Master  Lease
         (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.

                                     In  all  provisions  of  the  Master  Lease
         requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory.

                                     Sublandlord  shall  have no  obligation  to
         restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

                                     Subtenant's rights, if any, to abatement of
         Rent hereunder shall be limited as provided in the Master Lease; provided, however, Rent shall only abate hereunder if and to the extent Sublandlord's rent obligation for the Sublease Premises abates under the Master Lease.

                   Subtenant's Obligations. Subtenant covenants and agrees that all obligations to Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Sublease Premises, except as otherwise provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Subtenant agrees to indemnify Sublandlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of the nonperformance, observance or nonpayment of any of Sublandlord's obligations under the Master Lease with respect to the Sublease Premises which, as a result of this Sublease, became an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do, nor permit to be done, any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease.

                   Sublandlord's Obligations. Sublandlord agrees that Subtenant shall be entitled to receive all services and repairs to be provided by Landlord to Sublandlord with respect to the Sublease Premises under the Master Lease. Subtenant shall look solely to Landlord for all such services and shall not, under any circumstances, seek nor require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease. Any condition resulting from a default by Landlord shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction or abatement of the rent provided for in this Sublease. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any action or omission of Landlord under the Master Lease. Sublandlord covenants and agrees with Subtenant that Sublandlord will pay all fixed rent and additional rent payable by Sublandlord pursuant to the Master Lease to the extent that failure to perform the same would adversely affect Subtenant's use or occupancy of the Sublease Premises. In the event Landlord shall not comply with its obligation under the Master Lease, then (a) Subtenant shall have the right, either in its own name or in the name of Sublandlord (as required or permitted by applicable law, but in any event, without any cost or expense or liability to Sublandlord), but only to the extent permitted by the Master Lease, to enforce such obligations against Landlord, but not against Sublandlord herein, and (b) Sublandlord hereby acknowledges that it shall use its good faith best efforts to assist Subtenant, but only to the extent permitted by the Master Lease, in enforcing such obligations against Landlord.

                   Default by Subtenant

                            In the event  Subtenant  shall be in  default of any
covenant of, or shall fail to honor any obligation under, this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (i) to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or (ii) at law. Subtenant agrees that the occurrence of an event of default under or breach by Subtenant of either that certain secured promissory note or related security agreement with respect to the acquisition by Subtenant from Sublandlord of furniture located in the Sublease Premises shall constitute an event of default hereunder.

                            In the event of any  breach or default in any of the
terms, covenants, conditions, provisions or agreements of this Sublease on the part of Subtenant, as a result of which the Term is sooner terminated and if Subtenant's liability to Sublandlord shall continue as herein provided, Subtenant agrees that the amount for which Subtenant shall remain liable shall be the highest annual Rent theretofore paid, with the same force and effect as if that amount were the annual Rent reserved in this Sublease. Any reference in any Section of this Sublease and/or the Master Lease relating to reentry and reletting of the Sublease Premises, to rent reserved or payable, or the application thereof, shall be based upon such highest annual Rent theretofore paid as set forth herein.

                   Quiet Enjoyment. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant's other obligations hereunder, Sublandlord shall do nothing to affect Subtenant's right to peaceably and quietly have, hold and enjoy the Sublease Premises.

                   Notices. Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant's obligation to cure, and in all events within the period allowed to Sublandlord under the Master Lease even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord. Sublandlord agrees to forward to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received. Notices to Sublandlord shall be sent to the attention of:

                           PLM International, Inc.
                           One Market Plaza
                           Steuart Street Tower, Suite 800
                           San Francisco, California  94105
                           Attention:  Vice President, Human Resources


         Prior to the Commencement Date, notices to Subtenant shall be sent to the attention of:

                           Arnelle, Hastie, McGee, Willis & Greene
                           One Market Plaza
                           Spear Street Tower, 39th Floor
                           San Francisco, California  94105
                           Attention:  Chief Executive Officer

         After the Commencement Date, notices to Subtenant shall be sent to the Sublease Premises.

                   Broker.  Sublandlord  and Subtenant  represent and warrant to each other that no brokers were involved in connection with the negotiation or consummation of this Sublease other than TRI Commercial, as Sublandlord's representative, and Starboard Commercial Brokerage, as Subtenant's representative. Each party agrees to indemnity the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

                   Condition of Sublease Premises.

                            Subtenant  has  thoroughly  inspected  the  Sublease
Premises and accepts them in their present condition, AS IS WITH ALL FAULTS. Subtenant acknowledges that neither Sublandlord nor any agent of Sublandlord has made any representation as to the condition of the Sublease Premises or their suitability for the conduct of Subtenant's business. Specifically, neither Sublandlord nor any agent of Sublandlord has made any representation concerning the compliance of the Sublease Premises or the building of which the Sublease Premises are a part with the ADA or similar state laws intended to make business establishments accessible to persons with a variety of disabilities. Subtenant and Sublandlord expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or any other kind arising out of this Sublease, and there are no warranties that extend beyond those expressly set forth in this Sublease. Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant's occupancy.

                            Any time Subtenant  proposes to make any alterations
and improvements to the Sublease Premises ("Alterations"), the performance of the Alterations shall be subject to the following conditions:

                                     The plans and  specifications in connection
         with the Alterations shall be subject to Sublandlord's prior written approval, which approval shall not be unreasonably withheld;

                                     Sublandlord   shall   solicit    Landlord's
         consent to such plans and specifications in connection with the Alterations as soon as reasonably practicable; and

                                     Subtenant shall provide Sublandlord with at
         least ten (10) days' prior notice of the proposed Alterations.

         Subtenant acknowledges that it is not authorized to make or do any Alterations in or to the Sublease Premises except as permitted by the provisions of this Sublease and the Master Lease and that it must deliver the Sublease Premises to Sublandlord on the Sublease Expiration Date in the condition required by the Master Lease.

                   Consent of Landlord. Section 17(a) of the Master Lease requires Sublandlord to obtain the written consent of Landlord to this Sublease. Sublandlord shall solicit Landlord's consent to this Sublease promptly following the execution and delivery of this Sublease by Sublandlord and Subtenant. In the event Landlord's written consent to this Sublease has not been obtained within thirty (30) days after the execution hereof, then this Sublease may be terminated by either party hereto upon notice to the other, and upon such termination all documents and deposits delivered hereunder shall be promptly returned and neither party hereto shall have any further rights against or obligations to the other party hereto.

                   Termination of the Lease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless said termination shall have been caused by the default of Sublandlord under the Master Lease.

                   Assignment and Subletting

                            Independent  of and in addition to any provisions of
the Master Lease, including without limitation the obligation to obtain Landlord's consent to any assignment as required by the terms of the Master Lease, it is understood and agreed that Subtenant shall have no right to sublet or assign the Sublease Premises or any portion thereof without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld. Any assignment or sublease by Subtenant without Sublandlord's and Landlord's prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

                            Subtenant shall advise  Sublandlord by notice of (i)
Subtenant's  intent  to sublet or  assign  this  Sublease,  (ii) the name of the proposed subtenant or assignee and evidence reasonably satisfactory to Sublandlord that such proposed subtenant or assignee is comparable in reputation, stature and financial condition to tenants then leasing comparable space in comparable buildings, and (iii) the terms of the proposed sublease or assignment. Sublandlord shall within thirty (30) days of receipt of such notice, and any additional information requested by Landlord concerning the proposed subtenant's or assignee's financial responsibility, elect one of the following:

                                     Consent  to  such   proposed   sublease  or
         assignment; or

                                     Refuse such consent, which refusal shall be
         on reasonable grounds.

                            In the event that  Sublandlord  shall consent to any
subletting or assignment under the provisions of this Section 18, Subtenant shall pay Sublandlord's reasonable processing costs and reasonable attorneys' fees incurred in giving such consent. Notwithstanding any permitted sublease or assignment, Subtenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Subtenant under the Sublease and for compliance with all obligations under the terms, provisions and covenants of the Sublease. If for any proposed sublease or assignment, Subtenant receives Rent or other consideration, either initially or over the term of the assignment, in excess of the Rent required by this Sublease ("Profit"), Subtenant shall pay to Sublandlord as additional Rent, one-half (1/2) of such Profit or other consideration received by Subtenant within five (5) days of its receipt by Subtenant.

                   Limitation  on  Estate.   Subtenant's  estate  shall  in  all
respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord. Subtenant shall stand in the place of Sublandlord and shall defend, indemnify and hold Sublandlord harmless with respect to all covenants, warranties, obligations, and payments made by Sublandlord under or required of Sublandlord by the Master Lease with respect to the Sublease Premises. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then Sublandlord's sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord's breach.

                   Performance  by Subtenant;  Late  Charges.  All covenants and agreements to be performed by Subtenant under any of the terms of this Sublease shall be performed at Subtenant's sole cost and expense and without any abatement of Rent. If Subtenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten
(10) days after notice thereof by Sublandlord, Sublandlord may, without waiving or releasing Subtenant from obligations of Subtenant, but shall not be obligated to, make any such payment or perform any such other act on Subtenant's part to be made or performed as in this Sublease provided. All sums so paid by Sublandlord and all necessary incidental costs together with interest thereon at the lesser of twelve percent (12%) per annum or the maximum non-usurious interest rate permissible by law, from the date of such payment by Sublandlord, shall be payable to Sublandlord on demand. In the event Subtenant fails to pay any installment of Rent when due, said delinquent installment shall bear interest at the rate of the lesser of twelve percent (12%) per annum or the maximum non-usurious interest rate permissible by law from the date such payment was due until paid. Subtenant covenants to pay any such sums, and Sublandlord shall have (in addition to any other right or remedy of Sublandlord) the same rights and remedies in the event of the non-payment thereof by Subtenant as in the case of default by Subtenant in the payment of the Rent. Subtenant hereby acknowledges that in addition to lost interest, the late payment by Subtenant to Sublandlord of Rent or other sums due hereunder will cause Sublandlord to incur other costs not contemplated in this Sublease, the exact amount of which is extremely difficult and impractical to ascertain. Such other costs include, but are not limited to, processing, administrative and accounting costs. Accordingly, if any installment of Rent or any other sum due from Subtenant shall not be received by Sublandlord within ten (10) days after such amount shall be due, Subtenant shall also pay to Sublandlord a late charge equal to five percent (5%) of the delinquent amount. The parties hereby agree that (i) such late charge represents a fair and reasonable estimate of the costs Sublandlord will incur in processing each delinquent payment by Subtenant, (ii) such late charge shall be paid to Sublandlord as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671, and (ii) that the payment of late charges and the payment of interest are distinct and separate from one another in that the payment of interest is to compensate Sublandlord for the use of Sublandlord's money by Subtenant, while the payment of late charges is to compensate Sublandlord for the additional administrative expenses incurred by Sublandlord in handling and processing delinquent payments.

                   Examination of Sublease. SUBMISSION OF THIS INSTRUMENT FOR EXAMINATION OR SIGNATURE BY SUBTENANT DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR SUBLEASE, AND IT IS NOT EFFECTIVE AS A SUBLEASE OR OTHERWISE UNTIL EXECUTION BY AND DELIVERY TO BOTH SUBLANDLORD AND SUBTENANT AND CONSENTED TO BY LANDLORD IN ACCORDANCE WITH THE TERMS OF THE MASTER LEASE.

                   Entire Agreement. Other than agreements between the parties concerning the purchase and sale of office furniture for use at the Sublease Premises, this Sublease sets forth all the agreements between Sublandlord and Subtenant concerning the Sublease Premises, and there are no other agreements either oral or written other than as set forth in this Sublease.

                   Time of Essence.  Time is of the essence in this Sublease.

                   Attorneys' Fees. Subtenant shall pay to Sublandlord all amounts for costs (including reasonable attorneys' fees) incurred by Sublandlord in connection with any breach or default by Subtenant under this Sublease or incurred in order to enforce or interpret the terms or provisions of this Sublease. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either of the parties hereto for the enforcement or interpretation of any of its rights or remedies under this Sublease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees to be fixed by the court therein. Said costs and attorneys' fees shall be included as part of the judgment in any such action. Further, should Sublandlord be made a party to any litigation between Subtenant and any third party, then Subtenant shall pay all costs and attorneys' fees incurred by or imposed upon Sublandlord in connection with such litigation.

                   Authority of Subtenant. The undersigned person executing this Sublease on behalf of Subtenant warrants that Subtenant is a California general partnership, that the partnership has the full right and authority to enter into this Sublease, and that the undersigned person signing on behalf of the partnership is authorized to do so.

         IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have set their hand as of the day and year hereafter written.

SUBLANDLORD

PLM INTERNATIONAL, INC.,
a Delaware corporation


By:
Name:
Title:
Dated:


SUBTENANT

ARNELLE, HASTIE, McGEE, WILLIS & GREENE, a California general partnership

By:
Name:
Title:
Dated: